EXHIBIT 99.1

Tri-State Investor Presentation Tri-State Generation and Transmission Association, Inc.

Forward-looking statements include statements concerning our plans, objectives, goals, strategies, future events, future revenue or performance, capital expenditures, financing needs, plans or intentions relating to acquisitions, business trends and other information that is not historical information. When used in this presentation, the words “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes” and “forecasts” or future or conditional verbs, such as “will,” “should,” “could” or “may,” and variations of such words or similar expressions, are intended to identify forward-looking statements. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those described from time to time in our filings with the Securities and Exchange Commission. All forward-looking statements, including, without limitation, management’s examination of historical operating trends and data, are based upon our current expectations and various assumptions. Our expectations and beliefs are expressed in good faith, and we believe there is a reasonable basis for them. However, we cannot assure you that management’s expectations and beliefs will be achieved. There are a number of risks, uncertainties and other important factors that could cause our actual results to differ materially from the forward-looking statements contained in this presentation

AT TRI-STATE, OUR MEMBERS ARE OUR MISSION. What we believe We believe that affordable and reliable power, responsibly generated and delivered, is the lifeblood of the rural West. Farms, ranches, small towns and resorts that our members serve are closely tied to the rural landscape and their power supply. We understand the responsibilities that come with serving 44 member electric distribution cooperatives and public power districts that collectively deliver electricity to 1.5 million consumers. Our strength comes from the diversity of our members, the benefits of the not-for- profit cooperative business model and innovative thinking that brings the best utility practices to the farthest reaches of the West. OUR MEMBERS’ SERVICE TERRITORY 44 MEMBERS Tri-State’s member systems are spread across Colorado, Nebraska, New Mexico and Wyoming. 1.5 MILLION The approximate consumer population Tri-State’s members serve. 200,000 SQ. MILES  Approximate size of distribution cooperative retail service territory. Our members are the sole state certifi d providers of electric service to retail customers within their designated service territories. 3 TRI-STATE FINANCIALS

AT TRI-STATE, WE BELIEVE IN THE COOPERATIVE BUSINESS MODEL. Our members comprise our association What makes us unique among utilities is that cooperatives like Tri-State are member-owned and governed, and operate on a not-for-profit basis. Our governing decisions are based on sound financial principles, utility industry best practices and, most importantly, the needs of our members. We are different than investor-owned utilities. Our interests are not driven by shareholders, but by those we serve. We are committed to providing reliable, affordable and responsible power to our members that serve consumers at the end of the line. At Tri-State, we work tirelessly to engage our members and ensure we meet their wholesale power needs and provide the services they value. What is a member system? Tri-State serves 44 independent, not-for-profit electric distribution cooperatives and public power districts, each governed by democratically elected boards of directors. These distribution systems directly power homes, farms and ranches, cities, towns and suburbs, as well as large and small businesses and industries across the West THE SEVEN COOPERATIVE PRINCIPLES Tri-State operates according to a core set of principles that are recognized and followed by cooperatives around the world. These principles, along with the cooperative purpose of improving quality of life for its members, set cooperatives apart from other electric utilities. NO.1 Voluntary and Open Membership NO.2 Democratic Member Control NO.3 |Members’ Economic Participation NO.4 Autonomy and Independence NO.5 Education, Training and Information NO.6 Cooperation among Cooperatives NO.7 Concern for Community 4 TRI-STATE FINANCIALS

GL
BH
HP
HP
HP
NB
NW
WL
WY
RS
CR
PH
CB
HW
WB
PV
MW
WR
MP
HL
UN
MC
YW
MV
KC
DM
GC
SC
SM
SV
EM
LP
SI
SE
SV
NR
KT
SP
SW
JM
MO
CD
CN
SO
SR
OC
CO

# OUR MEMBERS.

## COLORADO

DM Delta-Montrose Electric Association, *Montrose*
EM Empire Electric Association, Inc., *Cortez*
GC Gunnison County Electric Association, Inc., *Gunnison*
HL Highline Electric Association, *Holyoke*
KC K.C. Electric Association, Inc., *Hugo*
LP La Plata Electric Association, Inc., *Durango*
MC Morgan County Rural Electric Association, *Fort Morgan*
MP Mountain Parks Electric, Inc., *Granby*
MV Mountain View Electric Association, Inc., *Limon*
PV Poudre Valley Rural Electric Association, Inc., *Fort Collins*
SI San Isabel Electric Association, Inc., *Pueblo West*
SV San Luis Valley Rural Electric Cooperative, Inc., *Monte Vista*
SM San Miguel Power Association, Inc., *Nucla*
SC Sangre de Cristo Electric Association, Inc., *Buena Vista*
SE Southeast Colorado Power Association, *La Junta*
UN United Power, Inc., *Brighton*
WR White River Electric Association, Inc., *Meeker*
YW Y-W Electric Association, Inc., *Akron*

## NEBRASKA

CR Chimney Rock Public Power District, *Bayard*
MW Midwest Electric Cooperative Corporation, *Grant*
NW Northwest Rural Public Power District, *Hay Springs*
PH Panhandle Rural Electric Membership Association, *Alliance*
RS Roosevelt Public Power District, *Scottsbluff*
WB Wheat Belt Public Power District, *Sidney*

## NEW MEXICO

CN Central New Mexico Electric Cooperative, Inc., *Mountainair*
CO Columbus Electric Cooperative, Inc., *Deming*
CD Continental Divide Electric Cooperative, Inc., *Grants*
JM Jemez Mountains Electric Cooperative, Inc., *Española*
KT Kit Carson Electric Cooperative, Inc, *Taos*
MO Mora-San Miguel Electric Cooperative, Inc., *Mora*
NR Northern Rio Arriba Electric Cooperative, Inc., *Chama*
OC Otero County Electric Cooperative, Inc., *Cloudcroft*
SR Sierra Electric Cooperative, Inc., *Elephant Butte*
SO Socorro Electric Cooperative, Inc., *Socorro*
SW Southwestern Electric Cooperative, Inc., *Clayton*
SP Springer Electric Cooperative, Inc., *Springer*

## WYOMING

BH Big Horn Rural Electric Company, *Basin*
CB Carbon Power & Light, Inc., *Saratoga*
GL Garland Light & Power Company, *Powell*
HP High Plains Power, Inc., *Riverton*
HW High West Energy, Inc., *Pine Bluffs*
NB Niobrara Electric Association, Inc., *Lusk*
WL Wheatland Rural Electric Association, *Wheatland*
WY Wyrulec Company, *Torrington*

5 | TRI-STATE FINANCIALS

OUR MEMBERS MAKE THE DIFFERENCE Over the years, Tri-State’s membership has evolved into a diverse group of electric cooperatives and public power districts that serve homes, farms, ranches, businesses, mining, energy development and transportation infrastructure, ski and summer resorts, and much more. However, during our 60+ year history one thing that has never wavered is our commitment to our members and the consumers that they serve throughout the West. 6 TRI-STATE FINANCIALS

Member Diversity. Our member systems distribute electricity to a diverse base of end-use consumers. In 2015, their 10 largest consumers represented just 16 percent of their cumulative electric energy sales. No individual consumer of our member systems represented more than 5 percent of Tri-State’s total energy sales to members. MEMBER DIVERSITY. 1% 1% 1% 1% 1% 1% 1% 3% 3% PAPERBOARD CONTAINER MANUFACTURING NATURAL GAS LIQUID EXTRACTION (COMPANY A) NATURAL GAS LIQUID EXTRACTION (COMPANY B) NATURAL GAS LIQUID EXTRACTION (COMPANY C) PIPELINE TRANSPORTATION OF NATURAL GAS (COMPANY B) CRUDE PETROLEUM AND NATURAL GAS EXTRACTION ELECTRIC POWER DISTRIBUTION ALL OTHER PIPELINE TRANSPORTATION (COMPANY A) ALL OTHER PIPELINE TRANSPORTATION (COMPANY B) NATURAL GAS LIQUID EXTRACTION (COMPANY D) 16% 84% TOP 10 CONSUMERS OTHER CONSUMERS In 2015, our largest member system, United Power, accounted for approximately 13 percent of our member sales. Our 10 largest members are approximately 60 percent of our member sales. 2015 MEMBER SALES BY STATE 63% COLORADO 20% NEW MEXICO 13% WYOMING 4% NEBRASKA 7 TRI-STATE FINANCIALS

OUR RESOURCES. 1.Headquarters and Operations Center Westminster, Colorado 2.Craig Station Craig, Colorado 3.Nucla Station Nucla, Colorado 4. Burlington Station Burlington, Colorado 5.J.M. Shafer Generating Station Fort Lupton, Colorado 6.Limon Generating Station Limon, Colorado 7.Frank R. Knutson Generating Station Brighton, Colorado 8.Rifle Generating Station Rifle, Colorado 9.Laramie River Station Wheatland, Wyoming 10.Escalante Generating Station Prewitt, New Mexico 11.San Juan Generating Station Farmington, New Mexico 12.Pyramid Generating Station Lordsburg, New Mexico 13.David A. Hamil DC Tie Stegall, Nebraska 14.Springerville Generating Station Springerville, Arizona 15.Colowyo Mine North of Meeker, Colorado 16.New Horizon Mine Nucla, Colorado 17.Cimarron Solar Facility Springer, New Mexico 18.Kit Carson Windpower Burlington, Colorado 19.Colorado Highlands Wind Fleming, Colorado 20. Carousel Wind (2016) Burlington, Colorado 21.San Isabel Solar (2016) Trinidad, Colorado 22 .Alta Luna Solar (2016) Deming, New Mexico 23 Twin Buttes || Wind (2017) Lamar, Colorado Resources Transmission Lines OUR TRANSMISSION LINES SPAN THE WEST. Fundamental to our mission to serve our members across a vast service area is how we own our re- sources and physically connect loads, resources and markets. Tri-State’s transmission facilities are central to serving our members with reliable power across the expansive and diverse landscape of the West.  By owning a significant portion of the transmission system we utilize, we are able to quickly respond to the needs of our member systems, and in short time put new facilities and delivery points into service to reliably serve growing loads. We take a systems approach to building and operating our transmission network, ensuring that we can also ac- cess our generation resources and tap into broader energy markets.  Tri-State is part of a multi-state, interconnected trans- mission network and owns or operates nearly 5,600 miles of high-voltage lines. An extensive network of substations, telecommunications and maintenance centers, and field offices supports the system. $1.29 BILLION IN TOTAL INVESTMENT256 BULK SUBSTATIONS 423 DELIVERY POINTS 5,558 MILES OF TRANSMISSION LINE  8 TRI-STATE FINANCIALS

A DIVERSE

GENERATION PORTFOLIO. A diverse generation portfolio provides options How we generate and purchase power is as important to our members as the transmission lines that deliver electricity. Tri-State is able to meet its members’ needs by deploying an effi ient arsenal of owned- generation resources, long-term power purchase contracts and market purchases. Our diverse generation portfolio leverages the West’s plentiful natural resources to generate reliable and affordable electricity for our membership. We manage risks and costs of power generation utilizing base load-serving, coal generating units, intermediate load-serving natural gas, combined-cycle generating units and peak load-serving natural gas and oil combustion turbines. To manage the costs of fuel supply, we utilize coal from Tri-State-owned mines and contract for other coal supplies through our cooperative network.  Renewable energy is a growing part of our portfolio, with Tri-State and member projects in 2016 forecasted to produce 25 percent of the energy used by members. SOURCES OF GENERATION (CAPACITY) D COAL RESOURCES INTERMEDIATE AND PEAKING NATURAL GAS RESOURCES RENEWABLE RESOURCES CONTRACTS (NON-RENEWABLE) 9 TRI-STATE FINANCIALS

INVESTING IN RENEWABLE ENERGY. Since its inception, Tri-State has utilized renewable energy through the federal hy- dropower system, and as costs for other renewable resources have decreased, Tri-State has added wind and solar energy to its portfolio. In 2016, approximately 25 percent of the energy Tri-State and its member systems will deliver to cooperative members will be generated from renewable resources, making the association one of the leading utilities in the country for using renewable power.  Tri-State also supports its members’ development of local renewable energy and dis- tributed energy resources, with incentives and technical support for the development of member-owned or sponsored projects. Collectively, these member projects (com- pleted or under development) account for approximately 79 megawatts of renewable energy resources IN 2016, 25% OF OUR ELECTRICITY IS FORECASTED TO BE GENERATED FROM RENEWABLE RESOURCES. TRI-STATE WAS NAMED 2014 WIND COOPERATIVE OF THE YEAR IN THE GENERATION AND TRANSMISSION COOPERATIVE  CATEGORY  U.S. Department of Energy 79 MW MEMBER RENEWABLE AND DISTRIBUTED GENERATION 1,140MW OFTOTAL RENEWABLE RESOURCES 10 TRI-STATE FINANCIALS

CAROUSEL WIND FARM 87 WIND TURBINES  150 MW OF MAXIMUM DAILY OUTPUT 73,300 AVERAGE HOUSEHOLDS SUPPORTED BY THE ENERGY PRODUCED TWIN BUTTES WIND FARM  38 WIND TURBINES 76 MW OF MAXIMUM DAILY OUTPUT 33,400 AVERAGE HOUSEHOLDS SUPPORTED BY THE ENERGY PRODUCED SAN ISABEL SOLAR PROJECT 100,000 SOLAR PANELS 30 MW OF MAXIMUM DAILY OUTPUT 8,100 AVERAGE HOUSEHOLDS SUPPORTED BY THE ENERGY PRODUCED ALTA LUNA SOLAR PROJECT 108,870 SOLAR PANELS 25 MW OF MAXIMUM DAILY OUTPUT 8,600 AVERAGE HOUSEHOLDS SUPPORTED BY THE ENERGY PRODUCED ALWAYS LOOKING TOWARD THE FUTURE. Carousel Wind Farm The 34,000-acre Carousel Wind Farm is located entirely in the service territory of Tri-State member K.C. Electric Association (Hugo, Colo.). The project is named for the fully restored historic landmark carousel that is located in the town of Burlington. Construction of the wind farm was completed in November 2015 under a 25-year power purchase agreement. Full commercial operation is expected in summer 2016. Twin Buttes Wind Farm Twin Buttes II will have 38 wind turbines on 11,000 acres of land under a 25-year power purchase agreement. It will be located 23 miles south of Lamar in Prowers County in southeastern Colorado. The project is in the service territory of Tri-State member Southeast Colorado Power Association. Twin Buttes ll is expected to be operational in 2017. San Isabel Solar Project The San Isabel Solar Project will be built in southern Colorado in the service territory  of Tri-State member San Isabel Electric Association. Tri-State will purchase the entire output of this facility under a 25-year power purchase agreement. The project, which will be sited on 250 acres near Trinidad, Colo., is expected to be operational by the end of 2016. Alta Luna Solar Project The Alta Luna Solar Project will be located on a 220-acre site in southwestern New Mexico, approximately 25 miles north of Deming in the service territory of Tri-State member Columbus Electric Cooperative. The project will consist of a single-axis tracking array of 108,870 photovoltaic solar panels. Tri-State will purchase the entire output of  this facility under a 25-year power purchase agreement. The facility is expected to be before the end of 2016 11 TRI-STATE FINANCIALS

WE ARE COMMITTED TO ENVIRONMENTAL STEWARDSHIP. Environmental management system Tri-State’s Environmental Management System (EMS) achieves environmental compliance, enhances strategic planning and promotes environmental stewardship. The comprehensive EMS guides activities and ensures compliance in a systematic approach that accomplishes environmental goals and keeps facilities running efficiently. Tri-State is among the first cooperatives in the nation to adopt EMS. Baseload facilities and their environmental controls We continue to make sure we’re meeting or even exceeding the highest standards of federal and state clean air and water standards. Craig Sulfur dioxide removal Wet or Dry Flue Gas Desulfurization (FGD) Scrubber System Nucla Escalante Laramie River San Juan Springerville Particulate collection / removal Fabric-Filter Baghouses and Electrostatic Precipitators Nitrogen oxide reduction / removal Low Nitrogen Oxide Burners, Selective Catalytic Reduction (SCR), Selective Non-Catalytic Reduction (SNCR) or Combustion Optimization RECOGNIZED FOR AIR EMISSION REDUCTIONS, STATE-OF-THE-ART MONITORING SYSTEMS, AND WASTE REDUCTION AND RECYCLING. New Mexico Green Zia Environmental Leadership Program “…EFFORTS IN VOLUNTARILY GOING BEYOND COMPLIANCE WITH STATE AND FEDERAL REGULATIONS AND ITS COMMITMENT TO CONTINUAL  ENVIRONMENTAL  IMPROVEMENT.” Colorado Environmental Leadership Program (ELP) Silver Achiever The Clean Power Plan The Clean Power Plan released by the EPA sets performance standard “goals” for states and utilities to reduce carbon dioxide emissions from the power sector by approximately 32 percent from 2005 levels by 2030. In February 2016, the Supreme Court issued a stay of the Clean Power Plan. While we support the current stay, we are continuing to work with officials in all five states in which we operate to minimize the impact on rural consumers and employees at our power plants. 12 TRI-STATE FINANCIALS

FEWER REGULATIONS. Our association is self-governed and not subject to the same rate and resource planning regulations that apply to other utilities. With a few exceptions, the Tri-State Board of Directors approves capital expenditures and sets wholesale power rates for our member systems without approval from a regulatory body. This gives us the ability to respond directly to the needs of our members. It also allows our association to avoid the costs and uncertainties of gaining approval of wholesale rates and capital expenditures from a regulatory body.  Cooperative Principal No. 2 DEMOCRATIC MEMBER CONTROL. Cooperatives are democratic organizations controlled by their members, who actively participate in setting policies and making decisions. Representatives (directors/trustees) are elected from among the membership and are accountable to the membership. In primary cooperatives, members have equal voting rights (one member, one vote).  13 TRI-STATE FINANCIALS

OUR RATE DESIGN. The strength of the cooperative business model brought the association’s members together to address Tri-State’s rate design in an inclusive approach that identified the need for change. To address member concerns, in 2014 our board of directors passed a new rate design process policy to ensure our members have a full and fair opportunity to present rate design information to the board. After nine months of reviewing the cost of service and assessing various rate design options, in May 2015, a rate design committee of our membership unanimously approved a set of rate design recommendations to the Tri-State Board of Directors, which the board approved in September 2015. The rate structure, effective January 1, 2016, is based on 45 percent demand to 55 percent energy split, and was determined using a detailed cost of service model. Under the rate design, demand-related costs are recovered through peak demand generation and transmission billing units, and energy costs are recovered through a single energy rate. Rather than having to go through a utility commission regulatory process, as is the case for investor-owned utilities, the cooperative model allows Tri-State to work with its members in an inclusive manner, identify their needs and make changes as needed. Our rate design policy and process are a strong testament to how we work together in the cooperative spirit to address our members’ needs and continue to move the association forward. AS A SIGN OF IMPROVED MEMBER RELATIONS, TRI-STATE’S 2016 RATE WENT INTO EFFECT WITH NO PROTESTS. 14 TRI-STATE FINANCIALS

LONG-TERM WHOLESALE POWER CONTRACTS CREATE A STABLE AND PREDICTABLE REVENUE STREAM. Wholesale Power Contracts - In place with its 44 members: 42 member contracts extend to 2050 (95% of member sales) 2 member contracts extend to 2040 (5% of member sales) Contract Obligations - Contracts obligate Tri-State’s members to pay all of Tri-State’s costs and expenses, including debt service, associated with owning and operating its power supply business  Limited Contract Flexibility - Each member is allowed the option to provide up to 5% of its energy requirements from generation they own or control, such as distributed or renewable - As of December 31, 2015, 16 members have made such an election, totaling approximately 79 MW or 1.86% of generation capacity - Allows member flexibility 15 TRI-STATE FINANCIALS

THE NUMBERS

OUR NUMBERS TRI-STATE 2015. Tri-State’s strong financial position provides the association with the continued ability to meet the future needs of the member distribution systems and their member-owners.  FINANCIALS  $1.3B Operating Revenue $53.4M Net Margin $4.8B Total Assets 15.8GWh Member Sales 17.8GWh Total Energy Sales 2GWh Non-Member Sales 12.0 GWh Power Produced in 2015 7.1¢/kWh Average Member Wholesale Rate 1,561 Employees, Including Subsidiaries 2,753 MW Member Coincident Peak Demand Total Revenue Millions of Dollars 2013 $1,341 2014 $1,395 2015 $1,335OPERATING EXPENSES  Millions of Dollars 2013 $1,153 2014 $1,213 2015 $1,157 NET CASH PROVIDED BY OPERATING ACTIVITIES Millions of Dollars 2013 $152 2014 $187 2015 $212 NET MARGIN Millions of Dollars 2013 $72.9 2014 $64.2 2015 $53.4 17 TRI-STATE FINANCIALS

HEALTHY SALES GROWTH. Over the past 10 years, Tri-State has experienced steady growth in both energy sales to our members and in member revenue. The diversity in consumer bases, economic sectors, and climate and weather patterns of our members’ service territories minimizes volatility within our system. Member Revenue Millions $1,600 $1,400 $1,200 $1,000 $800 $600 $400 $200 $0 Years ’06 ’07 ’08 ’09 ’10 ’11 ’12 ’13 ’14 ’15 Member MWh Thousands 17,000 16,000 15,000 14,000 13,000 12,000 11,000 10,000 0 Years ’06 ’07 ’08 ’09 ’10 ’11 ’12 ’13 ’14 ’15 18 TRI-STATE FINANCIALS

OUR MASTER INDENTURE Tri-State’s master indenture provides for a lien over substantially all of Tri-State’s assets.* Debt issued under the indenture is secured equally and ratably with all other secured obligations. Pursuant to the indenture, we are required to meet two main financial covenants: a Debt Service Ratio (DSR) and an Equity to Capitalization Ratio (ECR). The DSR requirement of 1.10 ensures that we have adequate cash flow to cover our debt payments, and the ECR requirement of 18 percent ensures that we maintain a sufficient balance between debt and equity. *The master indenture does not provide a lien on the assets of our subsidiaries, including the Springerville Generating Station, the J.M. Shafer Generating Station or the Colowyo Coal Mine. The Springerville certificates and the Colowyo bonds are both secured outside of the master indenture. DSR & ECR Tri-State has consistently maintained a debt service ratio well above the requirements of the master indenture. We have also steadily invested in assets, while maintaining equity growth. GROWING PLANT AND INCREASING EQUITY Millions $5,000 $4,000 $3,000 $2,000 EQUITY TO CAPITALIZATION (ECR) 15% RATIO 30% 25% 20% 15% Years ’11 ’12 ’13 ’14 ’15 EQUITY LIABILITIES ASSETS ECR INDENTURE DSR FOR 2015 WAS 1.23 INDENTURE  ECR FOR 2015 WAS 25.1% 19 TRI-STATE FINANCIALS

OUR FINANCIAL GOALS. Our financial goals provide a cushion over our indenture requirements to collect margins, set rates and maintain a sound financial position. Our board of directors re-evaluates the policy frequently. Debt service ratio At least 1.165 in 2016 and increasing 0.005 each year until 1.20 is reached in 2023. Equity as a percent of total capitalization At least 21.0 percent in 2016 and increasing 0.5 percent each year until 25.0 percent is achieved in 2024. Debt ratings* Achieve and maintain long-term senior secure debt ratings of at least “A” from S&P and Fitch, and at least “A2” from Moody’s. Liquidity Maintain 30-60 days of cash on hand and 100-300 days of liquidity on hand. 25% EQUITY TO TOTAL CAPITALIZATION BY 2024. FOR 2015, ACTUAL ECR WAS ABOVE OUR FINANCIAL GOAL FOR THE YEAR. *Current ratings are “A3” by Moody’s, “A” by S&P and “A ” by Fitch. 20 TRI-STATE FINANCIALS

TOTAL CAPITALIZATION.  Tri-State obtains capital through a variety of sources, including both public and private debt markets and margins. Additionally, we maintain equity at a level that provides for a healthy overall capital mix. We also manage interest rate risk by maintaining an appropriate balance between fixed rate and variable rate debt. Total Capitalization as of 12/31/2015 76% TOTAL DEBT EQUITY DEBT 1% POLLUTION CONTROL BONDS24% 11% SEC REGISTERED BONDS 23% 144A Bonds 22% Private Placement 9% CoBank 6% Credit Facility 4% CFC Total Debt 85% FIXED RATE 15% 85% Variable Rate Fixed Rate 21 TRI-STATE FINANCIALS

OUR LIQUIDITY. TRI-STATE IS WELL-POSITIONED TO FUND ITS ONGOING OPERATIONS AND CAPITAL REQUIREMENTS. LIQUIDITY FINANCIAL GOAL VARIABLE RATE FINANCING FLEXIBILITY SHORT-TERM CAPEX FINANCING $850M TOTAL LIQUIDITY $100M CASH + $750M LINE OF CREDIT 22 TRI-STATE FINANCIALS

THE ROAD AHEAD. Tri-State anticipates financing through a variety of sources, giving us flexibility around how we structure our debt portfolio in relation to interest rate risk, maturity profile and amortization structure. With our commitment to the cooperative business model and to serving our member systems, Tri-State stands apart from other utilities. Our recent refinancing, along with our liquidity and healthy sales growth, highlights the association’s strong financial position, and readiness to meet future obligations and challenges. Our Major Financing Sources PRIVATE PLACEMENT 144A BONDS SEC REGISTERED COMMERCIAL PAPER CoBANK CFC CREDIT FACILITY 23 TRI-STATE FINANCIALS

OUR DIFFERENT IS BETTER. We are a member-owned cooperative This means we are not driven by profits; we’re driven by the communities we serve. Unlike investor-owned utilities (IOUs), Tri-State has: • No EPS targets. • No high dividend payout ratios. • No ancillary businesses. • No EPS-driven M&A activity. Our equity levels Our equity is comprised solely of patronage capital, similar to retained earnings of a for-profit company. We don’t have paid-in capital on common stock. A valuable service Working with our member systems, we provide power to consumers in rural areas that IOUs and municipals have historically ignored. Cooperatives, on average, serve 7.4 consumers per mile of transmission line, while IOUs average 34 consumers per mile. Long-term wholesale power contracts Contracts obligate Tri-State’s members to pay all of our costs and expenses, including debt service, associated with owning and operating our power supply business. Our relationships with our members are built to last. Of our 44 member systems, 42 have contracts through 2050 and the remaining two through 2040. Tri-State is among the largest generation and transmission cooperatives in the country in terms of total assets, annual operating revenue, miles of transmission line owned, energy generation and sales. As a cooperative, everything we do is member-driven and member-focused. Our board of directors is made up of representatives from each of our 44 member systems, and with their guidance and governance, Tri-State continues to work with our members to serve the needs of communities and consumers across the West. 24 TRI-STATE FINANCIALS

2015 ACCOMPLISHMENTS AND CREDIT STRENGTHS - The board unanimously adopted the rate committee’s rate design recommendation, which became effective Jan. 1, 2016 - Successful execution of our post refinancing strategy - Registered with the SEC in 2015 - Joined the Southwest Power Pool in 2015 - Entered into three new renewable PPAs - Two solar and one wind - Colowyo Mine Plan approved within 120 day deadline - Safety record remains better than the national average - Long-term wholesale power contracts for at least 95% of member kWh to 2050 with 42 of 44 members (remaining two through 2040) - Transmission focused capital expenditures in the near-term, which ensures dependable power delivery to our members and enhances regional power delivery. - Increasingly diverse generation fleet For investor inquiries, please contact us at investorrelations@tristategt.org $576M IN LIQUIDITY AT YE 2015 EXECUTING POST REFINANCING STRATEGIES STRONG MARGINS APPROX. 1.3 TO 1.4 TIER 25 TRI-STATE FINANCIALS

TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC. P.O. BOX 33695, DENVER, COLORADO 80233 TRISTATE.COOP 4/2016